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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 6, 1997
                        (Date of earliest event reported)

                                ---------------

                         GREEN OASIS ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in its charter)

     FLORIDA                              33-68304               57-0970282
(State or other jurisdiction of    (Commission file number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

                                 --------------

                         184 EAST BAY STREET, SUITE 302
                        CHARLESTON, SOUTH CAROLINA 29401
                     (Address of principal executive office)

                                 (803) 722-5771
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

                  On August 6, 1997, the Registrant issued a press release reporting that the South Carolina Department of Health and Environmental Control ("DHEC") has published a Public Notice of proposed issuance of construction permits with respect to the application of Green Oasis Environmental Partnership I to DHEC for permits to construct a processing unit designed to convert used oil into diesel and residual oils. A copy of this press release is attached as
Exhibit 99 hereto.

Item 7.  Financial Statements and Exhibits.

          (c) Exhibits.

              Exhibit 99 Press Release by Green Oasis Environmental, Inc., dated August 6, 1997.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 6, 1997

                                  GREEN OASIS ENVIRONMENTAL, INC.
                                  -----------------------------------------
                                            (Registrant)


                                  By: /s/ William D. Carraway
                                      -------------------------------------
                                      William D. Carraway
                                      President and Chief Executive Officer
                                        (authorized to sign on behalf
                                         of Registrant)

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                                  EXHIBIT INDEX

Exhibit                                                                          Page
Number            Description                                                    Number
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
99                Press Release dated August 6, 1997                               4

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